                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

       Supplement dated November 6, 2007 to PROSPECTUSES dated May 1, 2007

     Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This Supplement describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:

     - Income Plus for Life or Income Plus for Life - Joint Life (we call these Riders the "Income Plus for Life Series");

     - Principal Plus for Life or Principal Plus for Life Plus Automatic Step-up (we call these Riders the "Principal Plus for Life Series"); or

     - Principal Returns (not available to any Venture Vantage Variable Annuity Contracts and not available to Venture Variable Annuity Contracts issued in New York with an optional Payment Enhancement Rider).

This Supplement is intended to supplement prospectuses dated May 1, 2007 for VENTURE VARIABLE ANNUITY, VENTURE VANTAGE VARIABLE ANNUITY, VENTURE III VARIABLE ANNUITY and VENTURE VISION VARIABLE ANNUITY Contracts issued before May 1, 2007 by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

You should read this Supplement together with the current prospectus for the Contract you purchased (the "annuity prospectus") and retain both documents for future reference. If you would like another copy of the annuity prospectus please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.

If you purchase a new guaranteed minimum withdrawal benefit Rider, you may lose guaranteed lifetime income benefits, "accumulation benefits," "bonuses," "target amount adjustments" and "step-ups" under your existing guaranteed minimum withdrawal benefit Rider.

     - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, you must transfer your Contract Value out of any Investment Option that is not available under the new guaranteed minimum withdrawal benefit Rider before you can purchase it. None of your Contract Value may remain in any previously "restricted" Investment Option.

For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D1 to this supplement entitled "Investment Options for New Guaranteed Minimum Withdrawal Benefit Riders". You should consult with your financial professional to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.

     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (e.g., Income Plus for Life for Income Plus for Life) unless we agree otherwise.

     - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may
          consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.

     - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.

     - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.

Before you purchase a new guaranteed minimum withdrawal benefit Rider:

     - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider;

     - consider whether you are able to defer taking withdrawals to take advantage of benefits that may be available under a new Rider; and

     - consult with your financial professional to determine if the new Rider is appropriate for your needs and financial circumstances.

HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:

FEES DEDUCTED FROM CONTRACT VALUE(1)

                                                                         PRINCIPAL PLUS
                                                                          FOR LIFE PLUS
                 INCOME PLUS FOR    INCOME PLUS FOR    PRINCIPAL PLUS   AUTOMATIC ANNUAL
                       LIFE        LIFE - JOINT LIFE      FOR LIFE           STEP-UP       PRINCIPAL RETURNS
                 ---------------   -----------------   --------------   ----------------   -----------------
Maximum Fee(2)        1.20%              1.20%              0.75%             1.20%              0.95%
Current Fee           0.60%              0.60%              0.40%             0.60%              0.50%

----------
(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Returns.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns) to equal the Contract Value.

Please see the annuity prospectus and Appendix D-2 to this supplement, for additional information on Rider fees.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. The amount that we guarantee to be available to you for annual withdrawals will vary, depending on the Rider you purchase.

We make a Lifetime Income Amount available for annual withdrawals under the Income Plus for Life Series and the Principal Plus for Life Series. If you limit your annual withdrawals to the Lifetime Income Amount, these Riders guarantee that we will make the Lifetime Income Amount benefit available to you, even if your Contract Value declines to zero:

     - (Income Plus for Life and Principal Plus for Life Series) as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract; or

     - (Income Plus for Life - Joint Life) as long as either Covered Person is alive and remains an Owner, Beneficiary or Annuitant under the Contract. (The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.)

The Principal Returns Rider and the Principal Plus for Life Series guarantee the return of your Contract Value at the time you purchase the Rider, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, starting on the date you purchase the Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

                              ANNUAL GUARANTEE ON NEW       INITIAL ANNUAL
                                       RIDER               GUARANTEE AMOUNT
                              -----------------------   ----------------------
Income Plus for Life              Lifetime Income          5.0% of Contract
                                     Amount(1)                  Value

Income Plus for Life -            Lifetime Income         4.75% of Contract
Joint Life                           Amount(1)                  Value

Principal Plus for Life           Lifetime Income       5.0% of Contract Value
Series                               Amount(1)
                               Guaranteed Withdrawal    5.0% of Contract Value
                                     Amount(2)

Principal Returns              Guaranteed Withdrawal    8.0% of Contract Value
                                     Amount(2)

(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life - Joint
     Life) is at least 59 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus and in Appendix D-2 to this supplement. The maximum Lifetime Income Amount for Income Plus for Life and the Principal Plus for Life series is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.

(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for the Principal Plus for Life series is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.

Please see Appendix D: Optional Guaranteed Minimum Withdrawal Benefit Riders of the annuity prospectus and Appendix D-2 of this supplement for additional information about Resets and the annual "permitted" amounts under a new guaranteed minimum withdrawal benefit Rider.

We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider. The addition of a "Lifetime Income" Rider to a Contract may not always be in your interest since a Covered Person must attain age 59 1/2 (the younger Covered Person for Income Plus for Life - Joint Life) and a Covered Person must remain living for you to receive certain benefits.

WHAT ARE SOME OF THE OTHER FEATURES OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER THAT I MAY PURCHASE?

Additional Benefits

In addition to the guaranteed minimum withdrawal benefits, we will calculate other benefits under a new guaranteed minimum withdrawal benefit Rider. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:

     - BONUSES. If you defer taking withdrawals and qualify for the Lifetime Income Bonus applicable to the Income Plus for Life Series, we will increase the Benefit Base by 6% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we do not Step-up the Benefit Base and/or Lifetime Income Amount under the new Rider. If you defer taking withdrawals and qualify for the Bonuses applicable to Principal Plus for Life Series, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we do not Step-up or Reset the Guaranteed Withdrawal Balance under the new Rider. Please see the annuity prospectus and Appendix D-2 to this Supplement for additional information about qualifying for Bonuses, and the impact of Step-ups and Resets on Bonuses. We do not increase amounts guaranteed under Principal Returns by Bonuses.

     - "TARGET AMOUNT" ADJUSTMENT (Income Plus for Life Series). We establish a "Target Date" for a "Target Amount" adjustment on the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary immediately preceding the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 70. The Target Amount is 200% of an initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $ 5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a "Target Amount" adjustment to the Benefit Base. Please see Appendix D-2 to this Supplement for additional information about the Target Amount adjustment.

     - ACCUMULATION BENEFIT (Principal Returns). If you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years following your purchase will not be less than the greater of (a) the amount of your Contract Value at the time of purchase up to $5 million or (b) your Contract Value at the end of the 10 year period plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years after you purchase this Rider. If you take withdrawals during the first 10 Contract Years after you purchase this Rider, you will no longer be eligible for our tenth year Accumulation Benefit. Please see Appendix D-2 for additional information about the Accumulation Benefit.

     - STEP-UPS (all guaranteed minimum withdrawal benefit Riders). We also may increase guaranteed amounts on certain "Step-up Dates" to reflect then current Contract Value. Step-up Dates and the impact of Step-ups on guaranteed amounts vary by Rider. Please see Appendix D-2 to this Supplement for additional information about Step-ups.

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see Appendix D: Optional Guaranteed Minimum Withdrawal Benefit Riders of the annuity prospectus and Appendix D-2 to this supplement for additional information about the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHEN CAN I ELECT TO PURCHASE A NEW MINIMUM GUARANTEED BENEFIT RIDER?

We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.

We also provide a thirty day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.

We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on a "pro rata" basis in most cases (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal. For certain Venture Variable Annuity Contracts issued in NY, however, we reduce the death benefit on a dollar for dollar basis.) We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider. Please see the Appendix D: Optional Guaranteed Minimum Withdrawal Benefit Riders of the annuity prospectus and Appendix D-2 to this supplement for additional information on the effect of withdrawals under a guaranteed minimum withdrawal benefit Rider.

Continuation of Contract after death benefits become payable

Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person). Please see the annuity prospectus and Appendix D-2 to this supplement for additional information on circumstances when coverage under a guaranteed minimum withdrawal benefit Rider may end and when it may continue.

Please read Appendix D: Optional Guaranteed Minimum Withdrawal Benefit Riders of the annuity prospectus and Appendix D-2 to this supplement, for more information about the impact of death benefits on coverage under a new guaranteed minimum withdrawal benefit Rider.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

               Appendix D1: Investment Options for New Guaranteed
                        Minimum Withdrawal Benefit Riders

This Appendix provides a general description of the investment options currently available if you purchase one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:

     -    Income Plus for Life Series;

     -    Principal Plus for Life Series; or

     -    Principal Returns.

INVESTMENT OPTIONS UNDER NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elect to purchase a new Guaranteed Minimum Withdrawal Benefit Rider, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchase a new guaranteed minimum withdrawal benefit Rider, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for a new purchase of that Rider. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to the restrictions on frequent trading described in the annuity prospectus, provided you transfer 100% of your Contract Value. You may take withdrawals from your Variable Investment Options only on a pro rata basis; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals"). We will allocate subsequent Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

The Investment Options available to you through your existing guaranteed minimum withdrawal benefit Rider may differ from those available under a new Rider. An Investment Option may not be available through all distributors of the Contracts.

You should consult with your financial professional to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options

If you purchase a new guaranteed minimum withdrawal benefit Rider after you purchase a Contract, we restrict the individual Investment Options to which you may allocate your Contract Value. The currently available Investment Options for new Riders invest in the following Funds:

     -    American Asset Allocation Trust

     -    Franklin Templeton Founding Allocation Trust

     -    Lifestyle Growth Trust (not available with Principal Returns)

     -    Lifestyle Balanced Trust

     -    Lifestyle Moderate Trust

     -    Lifestyle Conservative Trust

     -    Index Allocation Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of the available individual Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option, as described in the annuity prospectus, in connection with your selected Investment Options.

For more information regarding any of these Funds, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Funds, please see the "General Information about Us, the Separate Accounts and the Funds" section of the annuity prospectus, as well as the prospectus for the applicable Funds. You can obtain a copy of the Funds' prospectuses by contacting the Annuities Service Center shown on the first page of this Supplement. You should read the Funds' prospectuses carefully before investing in the corresponding Variable Investment Option.

The individual Investment Options available to you through your existing guaranteed minimum withdrawal benefit Rider may differ from those available under a new Rider. An Investment Option may not be available through all distributors of the Contracts.


                                      D1-1

Available Model Allocations

You may allocate your entire Contract Value to one of the available Model Allocations, as shown below, and you may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. You must, however, rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

The Model Allocations are:

     MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE              FUND NAME
-------------------------------   ---------------------------   -------------------------------
American Global Diversification               50%               American Global Growth Trust
                                              20%               American  Bond Trust
                                              15%               American Global Small Cap Trust
                                              10%               American High Income Trust
                                               5%               American  New World Trust

Fundamental Holdings of America               35%               American Bond Trust
                                              25%               American Growth-Income Trust
                                              25%               American Growth Trust
                                              15%               American International Trust

None of the Model Allocations is a fund-of-funds. A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Funds referenced above. Your investment in the Funds will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Fund that we permit you to invest in through a Model Allocation, including information relating to that Fund's investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the "General Information about Us, the Separate Accounts and the Funds" section of the annuity prospectus, as well as the Fund's prospectus. You can obtain a prospectus containing more complete information on each of the Funds by contacting the respective Annuities Service Center shown on the first page of the annuity prospectus. You should read the Fund's prospectus carefully before investing in the corresponding Investment Option.

The Model Allocations available to you through your existing guaranteed minimum withdrawal benefit Rider may differ from those available under a new Rider. A Model Allocation may not be available through all distributors of the Contracts.

Additional Restrictions on Investment Options

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction, unless we approve otherwise. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

WE LIMIT THE ACTUAL PERCENTAGES YOU MAY ALLOCATE TO CERTAIN INVESTMENT OPTIONS UNDER THE MODEL ALLOCATIONS, AND WE REQUIRE THAT YOU CHOOSE CERTAIN INVESTMENT OPTIONS IN CONJUNCTION WITH OTHER INVESTMENT OPTIONS UNDER THE MODEL ALLOCATIONS. WE ALSO LIMIT YOUR ABILITY TO TRANSFER BETWEEN EXISTING INVESTMENT OPTIONS AND/OR REQUIRE YOU TO PERIODICALLY REBALANCE EXISTING VARIABLE INVESTMENT ACCOUNTS TO THE PERCENTAGES WE REQUIRE.


                                      D1-2

     Appendix D2: Additional Information about Guaranteed Minimum Withdrawal
            Benefit Riders Available For Previously Issued Contracts

This Appendix provides additional information about the following optional guaranteed minimum withdrawal benefit Riders that are available for purchase after a Contract has been issued:

     - Income Plus for Life Series (i.e., Income Plus for Life and Income Plus for Life - Joint Life), and

     -    Principal Returns.

Please read Appendix D in the annuity prospectus for information on the Principal Plus for Life Series (i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We provide additional information on Step-up Dates for the Principal Plus for Life Series in this Appendix D2.

Definitions

Please read the annuity prospectus for definitions applicable to the Principal Plus for Life series. We use the following definitions to describe how the Income Plus for Life series and the Principal Returns Riders work:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the oldest Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     -    the Covered Person attains age 95 under Income Plus for Life; or

     - the oldest Owner attains age 95 under Income Plus for Life - Joint Life and Principal Returns.

BENEFIT BASE means (applicable only to the Income Plus for Life series):

     -    a value we use to determine the Lifetime Income Amount.

     - The initial Benefit Base is equal to your First Year Contract Value, up to the maximum Benefit Base.

     - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and additional Purchase Payments as provided in the Rider.

     -    The maximum Benefit Base is $5 million.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.

COVERED PERSON means (for Income Plus for Life):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Income Plus for Life - Joint Life):

     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

     (for Income Plus for Life - Joint Life Non-Qualified Contracts):

          - both the spouses must be named as co-Owners of the Contract (or co-Annuitants if the Owner is a non-natural person); or

          - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

     (For Qualified Contracts):

          - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

          -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See section V. Description of the Contract in the annuity prospectus for additional information on the impact of divorce.)


                                      D2-1

EXCESS WITHDRAWAL means:

     - (for Income Plus for Life Series) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base (4.75% of the Benefit Base for Income Plus for Life - Joint Life) at the prior Contract Anniversary, increased for any subsequent Purchase Payments; and

     - (for Income Plus for Life Series) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

FIRST YEAR CONTRACT VALUE means the amount of Contract Value you had at the time you purchased a new guaranteed minimum withdrawal benefit Rider for an existing Contract. We calculate Contract Value for these purposes at the start of the Election Period (i.e., the Anniversary Date) in which you purchased the new Rider.

GUARANTEED WITHDRAWAL AMOUNT (for Principal Returns) means:

     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.

     - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Amount at any time is $400,000.

GUARANTEED WITHDRAWAL BALANCE (for Principal Returns) means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your First Year Contract Value if you purchase a Principal Returns Rider for an existing Contract, up to a maximum Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.

LIFETIME INCOME AMOUNT (for Income Plus for Life Series) means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:

     - (for Income Plus for Life,) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

     - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

The initial Lifetime Income Amount differs between an Income Plus for Life and an Income Plus for Life - Joint Life Rider:

     - If the "Covered Person" is age 59 1/2 or older when you purchase an Income Plus for Life Rider, the initial Lifetime Income Amount equals 5.0% of your Contract Value on the Rider's effective date.

     - If both you and your spouse (i.e., the "Covered Persons" under the Rider) are age 59 1/2 or older when you purchase the Income Plus for Life - Joint Life Rider, the initial Lifetime Income Amount equals 4.75% of your Contract Value on the Rider's effective date.

Otherwise, the initial Lifetime Income Amount equals 5.00% of the Benefit Base in effect on the Lifetime Income Date for an Income Plus for Life Rider, and 4.75% of the Benefit Base in effect on the Lifetime Income Date for an Income Plus for Life - Joint Life Rider. We do not count Contract Value amounts over $5 million to determine the Lifetime Income Amount.

We may adjust the Lifetime Income Amount to reflect withdrawals, Step-ups, Bonuses, Target Amount adjustments and additional Purchase Payments as provided in the Rider. Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount. We calculate a lower Lifetime Income Amount under the Income Plus for Life Rider - Joint Life Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

LIFETIME INCOME DATE (for Income Plus for Life Series) means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:

     - (for Income Plus for Life) you are age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

     - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


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

RESET means a reduction resulting from our recalculation:

     (for Income Plus for Life Series) of the Benefit Base:

          - if you take withdrawals of Contract Value before the Lifetime Income Date; or

          - if your annual withdrawals on and after the Lifetime Income Date exceed the Lifetime Income Amount, or

     (for Principal Returns) of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount

          - if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.

STEP-UP means an increase resulting from our recalculation:

     - (for Income Plus for Life Series) of the Benefit Base and Lifetime Income Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits, or

     - (for Principal Returns) of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits.

We also use the term "withdrawal" in this Appendix to refer to amounts withdrawn, including any applicable withdrawal charges. We also define other terms in "I. Glossary of Special Terms" and other specific sections of the annuity prospectus.

IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND RESTRICTIONS ON ADDITIONAL PURCHASE PAYMENTS

Impact of Additional Purchase Payments on Income Plus for Life Series

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. We will recalculate the Benefit Base at the time of an additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the additional Purchase Payment, plus:

     - The excess, if any, of the additional Purchase Payment (subject to our Purchase Payment limits); over

     - The amount of your withdrawals (including withdrawal charges) reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last "Reset" date, the last "Step-up" date, or the Lifetime Income Date).

In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

     - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

     - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.

Impact of Additional Purchase Payments on Principal Plus for Life Series

Please see Appendix D to the annuity prospectus for additional information about the impact of additional Purchase Payments on a Principal Plus for Life Series Rider.

Impact of Additional Purchase Payments on Principal Returns

We increase the total Guaranteed Withdrawal Balance by the amount of each additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the additional Purchase Payment) increase it to equal the lesser of:

     - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.

IMPACT ON ACCUMULATION BENEFIT. The Accumulation Benefit under Principal Returns compares (a) the sum of your First Year Contract Value plus any Purchase Payments you make in the first Contract Year following your purchase of the Rider, up to a total of $5 million, to (b) your Contract Value at the end of the first 10 Contract Years following your purchase of the Rider, plus all fees paid for the Principal Returns Rider during that period. If you make any additional Purchase Payments during this period, your Contract Value at the end of the period will reflect these investments. Therefore, these additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Contract Value through the Accumulation Benefit.

Please see "Accumulation Benefit" below for further details about this feature.

Restrictions on Purchase Payments for Contracts with Guaranteed Minimum Withdrawal Benefit Riders If you purchase any of our guaranteed minimum withdrawal benefit Riders, we will restrict your ability to make additional Purchase Payments to the Contract. Please read Appendix D of the annuity prospectus for a description of these restrictions. The restrictions


                                      D2-3
described for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up also apply to the Income Plus for Life series and Principal Returns.

ADDITIONAL INFORMATION ON RIDER FEES

FEE FOR INCOME PLUS FOR LIFE. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-up or any subsequent Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life fee on the effective date of each Step-up. In such a situation, the Income Plus for Life fee will never exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE - JOINT LIFE. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, the Income Plus for Life - Joint Life fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE SERIES. Please read Appendix D of the annuity prospectus for additional information about the Rider fee for the Principal Plus for Life series. The Automatic Annual Step-up version of the Principal Plus for Life series enhances the guarantees we provide in the standard Principal Plus for Life Rider for an additional fee. THE AMOUNT THAT MAY BE PROVIDED BY MORE FREQUENT "STEP-UP" DATES UNDER THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP RIDER, MAY, OVER TIME, BE MORE THAN OFFSET BY THE ADDITIONAL FEE ASSOCIATED WITH THIS RIDER COMPARED TO THE PRINCIPAL PLUS FOR LIFE RIDER.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed .95%.

For all guaranteed minimum withdrawal benefit Riders, we withdraw the applicable Rider fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual Rider fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Maturity Date at the time an Annuity Option under the Contract begins; or

     -    on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct applicable Rider fees during the "Settlement Phase" or after the Maturity Date once an Annuity Option begins.

If we decide to increase the rate of a Rider fee at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up. If you decline a scheduled Step-up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-up within 30 days of subsequent Step-up Dates. If you decide to Step-up a guaranteed amount at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

IMPACT OF WITHDRAWALS

Withdrawals under Income Plus for Life Series

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will reduce the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Benefit Base minus the amount of the withdrawal (including related withdrawal charges).

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base (for Income Plus for Life) or 4.75% of the Benefit Base (for Income Plus for Life - Joint
Life). If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase," below)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset (i.e., reduce) the Benefit Base and the Lifetime Income Amount.


                                      D2-4

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the amount of the withdrawal is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will deduct the entire amount of the Excess Withdrawal (including any withdrawal charges) from the Benefit Base and compare the reduced Benefit Base to your Contract Value after the withdrawal. We next Reset the Benefit Base to equal the lesser of:

     -    the reduced Benefit Base; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base (4.75% of the new Benefit Base for Income Plus for Life - Joint Life). We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

An Income Plus for Life Series Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase"). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. The Rider terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase an Income Plus for Life series Rider, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or the deemed Owner if the Owner is not a natural person,) during the Accumulation Period. For the Income Plus for Life - Joint Life Rider, we make this adjustment upon death of the first Owner (or deemed Owner if the Owner is not a natural person). Under either Rider, we reduce the death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

     - if you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (the younger Covered Person attained age
          59 1/2 under Income Plus for Life - Joint Life), you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base (4.75% of the Benefit Base for Income Plus for Life - Joint Life), and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, in most cases we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

     - the amount of the withdrawal (including applicable withdrawal charges); divided by

     -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year. For certain Venture Variable Annuity Contracts issued in NY, however, we reduce the death benefit on a dollar for dollar basis.

Withdrawals under Principal Plus for Life Series

Please see Appendix D of the annuity prospectus for information about the impact of withdrawals under the Principal Plus for Life Series.


                                      D2-5

Withdrawals under Principal Returns

We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

     - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase"). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Additional Information About Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Life Expectancy Distribution Program

Under any of the guaranteed minimum withdrawal Riders, you may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of any new Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for more information.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value.

LIFE EXPECTANCY DISTRIBUTIONS UNDER INCOME PLUS FOR LIFE SERIES. If you purchase an Income Plus for Life Series Rider before the Covered Person attains age 59 1/2 (the younger Covered Person for Income Plus for Life - Joint Life), and you take the withdrawal


                                      D2-6
before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you purchase an Income Plus for Life Series Rider, we will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.

LIFE EXPECTANCY DISTRIBUTIONS UNDER PRINCIPAL PLUS FOR LIFE SERIES. Please see Appendix D to the annuity prospectus for additional information on the impact of life expectancy distributions under a Principal Plus for Life Series Rider.

LIFE EXPECTANCY DISTRIBUTIONS UNDER PRINCIPAL RETURNS. Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.

Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years following your purchase of a Principal Returns Rider, you will no longer qualify for an Accumulation Benefit.

Settlement Phase

Under each of our guaranteed minimum withdrawal benefit Riders, we automatically make settlement payments during that Rider's "Settlement Phase." During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept additional Purchase Payments, credit additional amounts, make any Step-ups or deduct any Rider fee during the Settlement Phase.

INCOME PLUS FOR LIFE SERIES SETTLEMENT PHASE. The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased an Income Plus for Life series Rider before the Covered Person attained age 59 1/2 (the younger Covered Person under Income Plus for Life - Joint Life), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living (either Covered Person is living under Income Plus for Life - Joint Life). In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date for Income Plus for Life and 4.75% of the Benefit Base for Income Plus for Life - Joint Life).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

PRINCIPAL PLUS FOR LIFE SERIES SETTLEMENT PHASE. Please see Appendix D of the annuity prospectus for additional information about the Settlement Phase under a Principal Plus for Life Series Rider.

PRINCIPAL RETURNS SETTLEMENT PHASE. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.


                                      D2-7

At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions -Death Benefit During Accumulation Period" provision of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the annuity prospectus.

INCREASES IN GUARANTEED AMOUNTS AND BONUSES

If you defer taking withdrawals, we may increase guaranteed amounts under the Income Plus for Life series and Principal Plus for Life series, or provide an Accumulation Benefit to increase the Contract's Cash Value under the Principal Returns Rider. Qualification requirements and the amount of these increases vary by Rider and may be more or less than the increases available under an existing guaranteed minimum withdrawal benefit Rider.

Under each of the guaranteed minimum withdrawal benefit Riders, we also may increase the guaranteed amounts if you make additional Purchase Payments, or if we Step-up guaranteed amounts to reflect current Contract Value.

Bonuses and "Target Amount" Adjustments under the Income Plus for Life Series

LIFETIME INCOME BONUSES. We will increase the Benefit Base at the end of each Contract Year following purchase of an Income Plus for Life Series Rider during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years following purchase of an Income Plus for Life series Rider while it is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 6% of the total of First Year Contract Value and any Purchase Payments we added to the Benefit Base, if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount under the new Rider; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

"TARGET AMOUNT" ADJUSTMENT. When you purchase an Income Plus for Life Series Rider, we establish a "Target Amount" for a potential increase in the Benefit Base on a "Target Date." For these purposes, the Target Date is the later of:

     - the end of the first 10 Contract Years while the Income Plus for Life is in effect; or

     - the Contract Anniversary immediately preceding the 70th birthday of the Covered Person (the younger Covered Person under Income Plus for Life - Joint Life) as long as that Covered Person is alive on such Anniversary Date.

The Target Amount is 200% of the First Year Contract Value. We will increase the Target Amount by 200% of all additional Purchase Payments made in the first Contract Year after you purchase the Rider and 100% of all subsequent Purchase Payments you make, subject to our Purchase Payment limits, until the applicable target date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

If you take no withdrawals under your Contract from the Income Plus for Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

Bonuses under the Principal Plus for Life Series

Please see Appendix D of the annuity prospectus for additional information about bonuses under the Principal Plus for Life Series.


                                      D2-8

Accumulation Benefit under the Principal Returns Rider

When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years following your purchase of the Rider, your Contract Value at the end of this period will equal the greater of (a) the amount of your First Year Contract Value up to $5 million or
(b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary following your purchase of the Rider and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You should consider your liquidity needs for the next 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during this period.

Step-ups

Step-ups increase guaranteed amounts to reflect certain increases in Contract Value

We schedule "Step-up Dates" under each of our guaranteed minimum withdrawal benefit Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect and vary by Rider:

- (for Income Plus for Life series and Principal Plus for Life Plus Automatic Annual Step-Up) we schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. (If you purchased a Principal Plus for Life Plus Automatic Annual Step-Up Rider before May 1, 2007, however, your Rider may provide that Step-up Dates end after 30 Contract Years. In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.);

- (for Principal Plus for Life and Principal Returns) we schedule Step-up Dates for the 3rd, 6th and 9th Contract Anniversary following your purchase of the Rider. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. (If you purchased a Principal Plus for Life Rider before May 1, 2007, however, your Rider may provide for different Step-up Dates. In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)

The impact of Step-ups on guarantees and bonuses vary by Rider:

STEP-UPS UNDER THE INCOME PLUS FOR LIFE SERIES. If the Contract Value on any Step-up Date is greater than the Benefit Base on that date, we will automatically increase ("Step-up") the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Additional Information on Rider Fees"). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up (4.75% of the new Benefit Base value for Income Plus for Life - Joint
Life), and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Additional Information on Rider Fees"). If you decline the Step-up, the fee rate will not be increased.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

STEP-UPS UNDER THE PRINCIPAL PLUS FOR LIFE SERIES. Please see Appendix D to the annuity prospectus for information on the impact of Step-ups on guaranteed amounts and rider fees.

STEP-UPS UNDER THE PRINCIPAL RETURNS RIDER. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.

We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up


                                      D2-9

Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Additional Information on Rider Fees").

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

IMPACT OF DEATH BENEFITS

If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, each of our guaranteed minimum withdrawal benefit Riders will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures. Under certain other circumstances, which vary by Rider, coverage may continue if the Beneficiary elects not to take the death benefit as a lump sum.

Circumstances when coverage ends

If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:

     - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.

     - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.

     - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.

Please see Appendix D to the annuity prospectus for information on circumstances when coverage under the Principal Plus for Life Series ends following the death of an Owner.

Circumstances when coverage may continue

If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:

     - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-ups if the Beneficiary is a non-spousal Beneficiary.

     - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).

     - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.

If Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date. If Principal Returns continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Please see Appendix D to the annuity prospectus for information on circumstances when coverage under the Principal Plus for Life Series may continue following the death of an Owner.


                                      D2-10

DEATH BENEFITS AND INCOME PLUS FOR LIFE. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                                 THEN
IF A BENEFICIARY IS:             INCOME PLUS FOR LIFE:
--------------------             ---------------------
1.   The decedent's spouse and   -    may continue if the Beneficiary elects to
     the Covered Person is not        continue the Contract within the time we
     the deceased Owner               permit under our administrative rules. We
                                      will automatically increase the Benefit
                                      Base to equal the initial death benefit we
                                      determine, if the death benefit is greater
                                      than the Benefit Base prior to our
                                      determination. We will also recalculate
                                      the Lifetime Income Amount to equal 5% of
                                      the recalculated Benefit Base and will
                                      assess the Rider Fee based on the
                                      recalculated Benefit Base.

                                 -    enters its Settlement Phase if a
                                      subsequent withdrawal would deplete the
                                      Contract Value to zero, and the remaining
                                      Lifetime Income Amount for the year of
                                      withdrawal is still greater than zero.

                                 -    continues to be eligible for any remaining
                                      Bonus amounts and Step-ups, but we will
                                      change the date we determine and apply
                                      these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life fee at that time.

2.   Not the deceased Owner's    -    may continue in the same manner as 1.
     spouse and the Covered
     Person is not the           -    enters its Settlement Phase if a
     deceased Owner                   subsequent withdrawal would deplete the
                                      Contract Value to zero, and the remaining
                                      Lifetime Income Amount for the year of
                                      withdrawal is still greater than zero.

                                 - does not continue to be eligible for any Bonus amounts and Step-ups. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3.   The deceased Owner's        -    ends without any further benefit.
     spouse and the Covered
     Person is the deceased      -    we may determine to offer a new guaranteed
     Owner                            minimum withdrawal death benefit rider to
                                      the Beneficiary, subject to our current
                                      administrative rules and subject to
                                      rider's then current fees, but we provide
                                      no assurance that we will do so.

4.   Not the deceased Owner's    -    ends without any further benefit.
     spouse and the Covered
     Person is the deceased
     Owner

DEATH BENEFITS AND INCOME PLUS FOR LIFE - JOINT LIFE. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Additional Information on Rider Fees"). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and


                                      D2-11

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

DEATH BENEFITS AND THE PRINCIPAL PLUS FOR LIFE SERIES. Please see Appendix D to the annuity prospectus for additional information about death benefits and the Principal Plus for Life Series.

DEATH BENEFITS AND PRINCIPAL RETURNS. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

     -    Continues if the Guaranteed Withdrawal Balance is greater than zero.

     - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.

     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

     -    Continues to impose the Rider fee.

     - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.

     - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

Death Benefits during the Settlement Phase

If death occurs during a guaranteed minimum withdrawal benefit Rider's Settlement Phase, he only death benefits we provide are the remaining settlement payments that may become due under thatRider:

     - (Income Plus for Life) If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

     - (Income Plus for Life - Joint Life) If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

     - (Principal Returns) If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Please see Appendix D to the annuity prospectus for information on death benefits during the Settlement Phase under the Principal Plus for Life Series.

ADDITIONAL ANNUITY OPTIONS

We may make one or more additional Annuity Options available for Contracts with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options vary by Rider and are only available for Maturity Dates no earlier than the first day that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary following your purchase of the Rider.

Additional Annuity Options for Contracts with an Income Plus for Life Series Rider If you purchase a Rider from our Income Plus for Life series, you may select the additional Annuity Options shown below:

GMWB Alternate Annuity Option 1: LIA with Cash Refund - For the Income Plus for Life - Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Maturity Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount


                                      D2-12
equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor LIA with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Maturity Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

Additional Annuity Options for Contracts with a Principal Plus for Life Series Rider.

Please see "Pay-out Period Provisions" in the annuity prospectus for a description of the additional Annuity Options that are available if you purchase a Rider from our Principal Plus for Life series.

Additional Annuity Option for Contracts with a Principal Returns Rider

If you purchase a Contract with a Principal Returns Rider, you may also select the additional Annuity Options shown below.

GMWB Alternate Annuity Option 3: Lifetime Income Amount with Period Certain - This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity, described in your Contract.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     (a) the Guaranteed Withdrawal Amount on the Maturity Date as provided by the Principal Returns Rider, or

     (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

We provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the annuity prospectus. We provide additional Annuity Options that are available for Contracts with guaranteed minimum withdrawal benefit Riders.

TAX CONSIDERATIONS

See Section VII. Federal Tax Matters in the annuity prospectus for information on tax considerations related to optional benefit riders. The loan privilege described in the annuity prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elect any of our guaranteed minimum withdrawal benefit Riders.


                                      D2-13

TERMINATION

You may not terminate any guaranteed minimum withdrawal benefit Rider once it is in effect. However, the Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

     -    the date an Annuity Option begins; or

     - (for Income Plus for Life Series) the date the Contract Value and the Benefit Base both equal zero;

     - (for Income Plus for Life Series) the death of the Covered Person (death of last Covered Person under Income Plus for Life - Joint
          Life); or

     - (for Principal Returns) the date the Guaranteed Withdrawal Balance both deplete to zero; or

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or

     -    termination of the Contract.

Please see Appendix D to the annuity prospectus for information on termination of coverage under the Principal Plus for Life Series.

EXAMPLES

We provide hypothetical examples that illustrate the benefits under our Income Plus for Life Series and Principal Plus in Appendix D-3 of this Supplement. We provide hypothetical examples that illustrate the benefits under our Principal Plus for Life Series in Appendix D of the annuity prospectus.


                                      D2-14

           Appendix D3: Guaranteed Minimum Withdrawal Benefit Examples

EXAMPLES OF THE INCOME PLUS FOR LIFE RIDER

The following examples 1a, 1b, 1c and 1d provide hypothetical illustrations of the benefits provided under an Income Plus for Life optional benefit Rider. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume the Contract Value is $100,000 at the time you purchase an Income Plus for Life Rider, the Covered Person's age is 49 1/2 at that time, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11 following purchase of the Rider. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                 LIFETIME                           BENEFIT BASE
                  INCOME    WITHDRAWAL               ON CONTRACT
CONTRACT YEAR     AMOUNT       TAKEN       BONUS     ANNIVERSARY
--------------   --------   ----------   --------   ------------
At Rider issue     N/A        $    0      $   0      $100,000(1)
       1           N/A             0      6,000(2)    106,000(3)
       2           N/A             0      6,000       112,000
       3           N/A             0      6,000       118,000
       4           N/A             0      6,000       124,000
       5           N/A             0      6,000       130,000
       6           N/A             0      6,000       136,000
       7           N/A             0      6,000       142,000
       8           N/A             0      6,000       148,000
       9           N/A             0      6,000       154,000
      10           N/A             0      6,000       160,000
      11          8,000(4)     8,000          0       160,000
      12          8,000        8,000          0       160,000
      13          8,000        8,000          0       160,000
      14          8,000        8,000          0       160,000
      15          8,000        8,000          0       160,000
      20          8,000        8,000          0       160,000

(1) The initial Benefit Base is equal to the Contract Value of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year following purchase of the Rider so a bonus will be added to the Benefit Base. The bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the bonus increased by the amount of the bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000)


                                      D3-1

EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume the Contract Value is $100,000 when you purchase the Rider, the Covered Person's age is 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1 following purchase of the Rider, and an additional Purchase Payment of $10,000 in year 2 following purchase of the Rider. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                 LIFETIME                                     LIFETIME
                              BENEFIT BASE     INCOME AMOUNT                BENEFIT BASE   INCOME AMOUNT
                  PURCHASE   AFTER PURCHASE   AFTER PURCHASE   WITHDRAWAL    ON CONTRACT    ON CONTRACT
 CONTRACT YEAR    PAYMENTS       PAYMENT          PAYMENT        TAKEN       ANNIVERSARY    ANNIVERSARY
--------------   ---------   --------------   --------------   ----------   ------------   -------------
At Rider issue   $    --       $100,000          $5,000                       $100,000         $5,000
       1          10,000(1)     110,000(1)        5,500(1)         $5,500      110,000          5,500
       2          10,000(2)     114,500(2)        5,725(2)          5,725      114,500          5,725

----------
(1) In this example, there is an additional Purchase Payment during the first Contract Year following purchase of the Rider. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year following purchase of the Rider, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The
     Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume the First Year Contract Value is $100,000 when you purchase the Rider, the Covered Person's age is 59 1/2 at the time, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4 following purchase of the Rider. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3 following purchase of the Rider.

                                                   HYPOTHETICAL
                                                CONTRACT VALUE ON
                                                     CONTRACT        BENEFIT BASE
                 LIFETIME INCOME   WITHDRAWAL   ANNIVERSARY PRIOR     ON CONTRACT
 CONTRACT YEAR        AMOUNT          TAKEN        TO RIDER FEE       ANNIVERSARY
--------------   ---------------   ----------   ------------------   ------------
At Rider issue        $5,000       $   --           $      --          $100,000
      1                5,000        5,000             102,000           102,000(1)
      2                5,100(1)     5,100(1)          103,514           103,514
      3                5,176        5,176             105,020           105,020
      4                5,251        5,251              94,013(2)        105,020(2)
      5                5,251        5,251              78,793           105,020

(1) At the end of Contract Year 1 following purchase of the Rider, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).

(2) At the end of Contract Year 4 following purchase of the Rider the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.

EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same First Year Contract Value and withdrawals as example 1c, but with a withdrawal of $10,000 at the end of year 4 following purchase of the Rider.

                                            HYPOTHETICAL
                                           CONTRACT VALUE
                                             ON CONTRACT     BENEFIT BASE
                 LIFETIME   WITHDRAWAL   ANNIVERSARY PRIOR    ON CONTRACT
 CONTRACT YEAR    INCOME       TAKEN        TO RIDER FEE      ANNIVERSARY
--------------   --------   ----------   -----------------   ------------
At Rider issue   $5,000       $    --         $     --        $100,000
      1           5,000         5,000          102,000         102,000
      2           5,100         5,100          103,514         103,514
      3           5,176         5,176          105,020         105,020
      4           5,251        10,000           89,264          89,264(1)
      5           4,463(1)      4,463           75,307          89,264

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,264) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,264 = $4,463).


                                      D3-2

EXAMPLES OF THE INCOME PLUS FOR LIFE - JOINT LIFE RIDER

The following examples 2a, 2b, 2c and 2d provide hypothetical illustrations of the benefits provided under an Income Plus for Life - Joint Life optional benefit Rider. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS. Assume the First Year Contract Value is $100,000 when you purchase the Rider, the youngest Covered Person's age is 49 1/2 at the time, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                                                                 BENEFIT BASE ON
                 LIFETIME INCOME                                  CONTRACT
CONTRACT YEAR        AMOUNT        WITHDRAWAL TAKEN    BONUS      ANNIVERSARY
--------------   ---------------   ----------------   ------     ---------------
At Rider issue         N/A              $    0        $    0       $100,000(1)
       1               N/A                   0         6,000(2)     106,000(3)
       2               N/A                   0         6,000        112,000
       3               N/A                   0         6,000        118,000
       4               N/A                   0         6,000        124,000
       5               N/A                   0        $6,000       $130,000
       6               N/A                   0         6,000        136,000
       7               N/A                   0         6,000        142,000
       8               N/A                   0         6,000        148,000
       9               N/A                   0         6,000        154,000
      10               N/A                   0         6,000        160,000
      11            $7,600(4)            7,600             0        160,000
      12             7,600               7,600             0        160,000
      13             7,600               7,600             0        160,000
      14             7,600               7,600             0        160,000
      15             7,600               7,600             0        160,000
      20             7,600               7,600             0        160,000

(1) The initial Benefit Base is equal to the First Year Contract Value of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year following purchase of the new Rider so a bonus will be added to the Benefit Base. The bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the bonus increased by the amount of the bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600)

EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume the First Year Contract Value is $100,000 when you purchase the Rider, the youngest Covered Person's age is 60 at the time, an Additional Purchase Payment of $10,000 during Contract Year 1 following purchase of the Rider, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                 LIFETIME                                        LIFETIME
                              BENEFIT BASE     INCOME AMOUNT                BENEFIT BASE ON   INCOME AMOUNT
                 PURCHASE    AFTER PURCHASE   AFTER PURCHASE   WITHDRAWAL       CONTRACT       ON CONTRACT
 CONTRACT YEAR   PAYMENTS        PAYMENT          PAYMENT         TAKEN       ANNIVERSARY      ANNIVERSARY
--------------   --------    --------------   --------------   ----------   ---------------   -------------
At Rider issue   $    --       $100,000          $4,750                         $100,000          $5,000
       1          10,000(1)    $110,000(1)       $5,225(1)       $5,225          110,000           5,225
       2          10,000(2)    $114,775(2)        5,452(2)        5,452          114,775           5,452

(1) In this example, there is an additional Purchase Payment during the first Contract Year following purchase of the Rider. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year following purchase of the Rider, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775) The
     Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).


                                      D3-3

EXAMPLE 2C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume the First Year Contract Value is $100,000 when you purchase the Rider, the youngest Covered Person's age is 59 1/2 at the time, no additional Purchase Payments are made and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4 following purchase of the Rider. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3 following purchase of the Rider.

                                                       HYPOTHETICAL
                                                      CONTRACT VALUE
                                                        ON CONTRACT
                                                        ANNIVERSARY    BENEFIT BASE ON
                 LIFETIME INCOME                      PRIOR TO RIDER       CONTRACT
 CONTRACT YEAR       AMOUNT        WITHDRAWAL TAKEN        FEE           ANNIVERSARY
--------------   ---------------   ----------------   --------------   ---------------
At Rider issue       $4,750            $   --            $     --          $100,000
       1              4,750             4,750             102,250           102,250
       2              4,857(1)          4,857(1)          104,025           104,025(1)
       3              4,941             4,941             105,800           105,800
       4              5,026             5,026              94,977(2)        105,800(2)
       5              5,026             5,026              79,882           105,800

(1) At the end of Contract Year 1 following purchase of the Rider, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 4.75% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4 following purchase of the Rider, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same First Year Contract Value and Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4 following purchase of the Rider.

                                                  HYPOTHETICAL
                                                 CONTRACT VALUE
                                                   ON CONTRACT
                 LIFETIME INCOME                   ANNIVERSARY    BENEFIT BASE ON
                   AMOUNT AFTER     WITHDRAWAL   PRIOR TO RIDER      CONTRACT
 CONTRACT YEAR   PURCHASE PAYMENT     TAKEN            FEE          ANNIVERSARY
--------------   ----------------   ----------   --------------   ---------------
At Rider issue       $   --           $    --      $     --          $100,000
       1              4,750             4,750       102,250           102,250
       2              4,857             4,857       104,025           104,025
       3              4,941             4,941       105,800           105,800
       4              5,026            10,000        90,002            90,002(1)
       5              4,275(1)          4,275        76,156            90,002

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,026. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,002) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,800 - $10,000 = $95,800). The Lifetime Income Amount will equal 4.75% of the new Benefit Base (.0475 x $90,002 = $4,275).



                                      D3-4

EXAMPLES OF THE PRINCIPAL RETURNS RIDER

The following examples provide hypothetical illustrations of the benefits provided under the Principal Returns optional benefit Rider. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume the Contract Value is $100,000 when you purchase the Rider, no additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years following purchase of the Rider and there are no Step-ups.

                 GUARANTEED                GUARANTEED WITHDRAWAL
                 WITHDRAWAL   WITHDRAWAL    BALANCE ON CONTRACT
CONTRACT YEAR      AMOUNT      TAKEN(2)         ANNIVERSARY
--------------   ----------   ----------   ---------------------
At Rider issue    $8,000(1)    $   --           $100,000(1)
       1           8,000        8,000             92,000(3)
       2           8,000        8,000             84,000
       3           8,000        8,000             76,000
       4           8,000        8,000             68,000
       5           8,000        8,000             60,000
      10           8,000        8,000             20,000
      12           8,000        8,000              4,000
      13           8,000        4,000                  0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the Contract Value of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).

(2)  In this example, withdrawals each year equal the Guaranteed Withdrawal
     Amount.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years following purchase of the Rider. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.

EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS FOLLOWING PURCHASE OF THE RIDER AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume the Contract Value is $100,000 when you purchase the Rider, no additional Purchase Payments are made, and there are no Step-ups.

                 GUARANTEED                GUARANTEED WITHDRAWAL
                 WITHDRAWAL   WITHDRAWAL    BALANCE ON CONTRACT
CONTRACT YEAR      AMOUNT      TAKEN(1)          ANNIVERSARY
--------------   ----------   ----------   ---------------------
At Rider issue     $8,000       $   --          $100,000
       1            8,000        6,000            94,000(2)
       2            8,000        6,000            88,000
       3            8,000        6,000            82,000
       4            8,000        6,000            76,000
       5            8,000        6,000            70,000
      10            8,000        8,000            30,000
      14            8,000        8,000             6,000
      15            8,000        6,000                 0(3)

(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.

(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).

(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.


                                      D3-5

EXAMPLE 3C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS FOLLOWING PURCHASE OF THE RIDER TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume the Contract Value is $100,000 when you purchase the Rider and no additional Purchase Payments are made.

                                            GUARANTEED
                                            WITHDRAWAL                                CONTRACT VALUE
                 GUARANTEED                 BALANCE ON   CONTRACT VALUE                   AFTER
                 WITHDRAWAL   WITHDRAWAL     CONTRACT    PRIOR TO RIDER               ACCUMULATION
CONTRACT YEAR      AMOUNT        TAKEN     ANNIVERSARY         FEE        RIDER FEE      BENEFIT
--------------   ----------   ----------   -----------   --------------   ---------   ---------------
At Rider issue     $8,000        $  --       $100,000      $100,000           --         $    --
       1            8,000            0        100,000        98,000          500              --
       2            8,000            0        100,000        98,586          500              --
       3            8,000            0        100,000        96,782          500              --
       4            8,000            0        100,000        93,477          500              --
       5            8,000            0        100,000        97,594          500              --
      10            8,000            0        100,000        85,531(1)       500          100,000
      11            8,000        8,000         92,000        92,709          500

(1) At the end of Contract Year 10 following Rider issue, the Contract Value in this example, $85,531, is less than the First Year Contract Value of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Contract Value of $100,000.

EXAMPLE 3D. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS FOLLOWING PURCHASE OF THE RIDER TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume the Contract Value is $100,000 when you purchase the Rider and no additional Purchase Payments are made.

                                            GUARANTEED
                                            WITHDRAWAL                                CONTRACT VALUE
                 GUARANTEED                 BALANCE ON   CONTRACT VALUE                   AFTER
                 WITHDRAWAL   WITHDRAWAL     CONTRACT    PRIOR TO RIDER                ACCUMULATION
CONTRACT YEAR      AMOUNT        TAKEN     ANNIVERSARY        FEE         RIDER FEE       BENEFIT
--------------   ----------   ----------   -----------   --------------   ---------   --------------
At Rider issue   $ 8,000        $    --    $100,000        $100,000          $ --       $     --
       1           8,000              0     100,000         107,000           500             --
       2           8,000              0     100,000         114,077           500             --
       3           8,000              0     121,628(1)      121,628           500             --
       4           9,730(2)           0     121,628         115,169           608             --
       5           9,730              0     121,628         103,105           608             --
      10          10,984              0     151,406(3)      146,258           686        151,406(3)
      11          12,112         12,112     150,066         150,066           757             --

(1) At the end of Contract Year 3 following Rider issue, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).

(3) Since there are no withdrawal in years 1 through 10 following Rider issue, at the end of year 10 the Contract Value will be increased to equal the greater of the First Year Contract Value, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will step-up to equal the new Contract Value of $151,406.


                                      D3-6

EXAMPLE 3E. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume the Contract Value is $100,000 when you purchase the Rider, an additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).

                                                              HYPOTHETICAL
                                                             CONTRACT VALUE    GUARANTEED
                                 GUARANTEED                    ON CONTRACT     WITHDRAWAL
                                 WITHDRAWAL                    ANNIVERSARY     BALANCE ON
                  PURCHASE     AMOUNT AFTER     WITHDRAWAL   PRIOR TO RIDER     CONTRACT
CONTRACT YEAR     PAYMENTS   PURCHASE PAYMENT     TAKEN           FEE         ANNIVERSARY
--------------   ---------   ----------------   ----------   --------------   -----------
At Rider issue   $    --         $   --         $    --         $    --         $100,000
      1                0          8,000           8,000          99,000           92,000
      2           10,000(1)       8,160(1)        8,000          97,347           83,840
      3                0          8,160           8,000          95,542           95,542
      4                0          8,160           8,000          82,283           87,382
      5                0          8,160         $10,000(2)       63,625           63,625

(1) In this example, there is an additional Purchase Payment at the beginning of the second Contract Year following Rider issue. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the
     Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).

(2) At the end of year 5 following Rider issue, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($87,382 - $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

1107: 130390  333-70728
              333-70850
              333-71074
              033-79112
              333-83558
              333-61283


                                      D3-7